AGREEMENT

THIS AGREEMENT (the "Agreement"), effective this ____ day of April, 2019 is by and between RedDiamond Partners LLC ("**RedDiamond**") and Transportation and Logistics Systems, Inc., (formerly known as PetroTerra Corp.) (the "**Company**"). References are hereby made to that certain Senior Convertible Note, dated April 25, 2017, issued by the Company in favor of RedDiamond (the "**Note**"), and to that certain Securities Purchase Agreement, dated April 25, 2017 by and between the Company and RedDiamond (the "**Purchase Agreement**"). Capitalized terms used and not defined herein shall have the meanings set forth in the Note or Purchase Agreement, as applicable.

WITNESSETH:

WHEREAS, the Company and RedDiamond wish to amend the provisions of the Note in order to facilitate the restructuring of the Company's capitalization structure, including its outstanding liabilities; and

NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and RedDiamond agree as follows:

1. NOTE

1.1 By signing below, the Company and RedDiamond consent to the amendment of the Note in accordance with Section 4.3 of the Note. The following are hereby amended:

(a)Section 1.5 is hereby deleted and replaced with the following:

"Maturity Date. The maturity date shall occur on December 31, 2020 (the "**Maturity Date**") or sooner by reason of an Event of Default or required payment in accordance with the terms of this Note. Upon the closing of a Qualified Financing by the Company, the Company shall use a portion of the proceeds thereof to repay not less than half of the obligations then owing pursuant to the Note. "Qualified Financing" shall mean an offering of equity or equity linked securities by the Company which results in gross proceeds to the Company of at least $4,000,000."

(b) The conversion provisions contained in Article II shall be suspended and shall not be exercisable beginning as of the date of this Agreement. The conversion provisions contained in this Agreement shall be reinstated and become exercisable upon the occurrence of an Event of Default. The parties agree that it shall be considered an Event of Default under the Note if the Company shall consummate any new offering of equity or equity linked securities containing a conversion or exercise price which is variable based upon the market trading price of the Company's securities.

2. MISCELLANEOUS

2.1 The Note, as expressly amended by this Agreement, is hereby ratified and confirmed in all respects, shall remain in full force and effect and shall, together with this Agreement, be read and construed as a single document.

2.2 The Company hereby covenants and agrees that within 60 days of the date hereof, the Company shall become current, and will thereafter also remain current, in its reporting obligations in accordance with Rule 144(c) of the Securities Act of 1933, as amended. Any failure by the Company to become current and remain current in accordance with this paragraph shall be considered an Event of Default.

2.3 Any prior or existing Event of Default under the Note is hereby waived in its entirety as though such default never occurred. The foregoing waiver shall not preclude the Purchaser in the future from exercising any available right, power or privilege under the Note, including Events of Default arising after the date hereof.

2.4 The Purchaser hereby reaffirms its representations and warranties made in the Purchase Agreement, in all respects.

2.5 This Agreement and the rights and obligations of the parties hereunder and the parties subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without giving effect to any contrary result otherwise required under applicable choice of law principles.

2.6 This Agreement may be executed in any number of counterparts, any of which need not contain the signature of more than one party, but all of which shall together constitute one and the same instrument. Upon the due execution and delivery of this Agreement by the parties hereto, this Agreement shall be authorized and approved in accordance with the terms of the Note, and shall be binding upon the parties to the Note and their respective heirs, successors, and permitted assigns. The execution and delivery of this Agreement by facsimile or as a ".pdf" shall be deemed for all purposes to be enforceable as an original.

[*Signature page follows*]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

REDDIAMOND PARTNERS, LLC

By: ______________________

Name: Jim DeNike

Title: Managing Member

TRANSPORTATION AND LOGISTICS SYSTEMS, INC. (FORMERLY KNOWN AS PETROTERRA CORP.)

By: ______________________

Name: Steven Yariv

Title: CEO

5683712

AGREEMENT

THIS AGREEMENT (the "Agreement"), effective this ___ day of April, 2019 is by and between RedDiamond Partners LLC ("**RedDiamond**") and Transportation and Logistics Systems, Inc., (formerly known as PetroTerra Corp.) (the "**Company**"). References are hereby made to that certain Senior Convertible Note, dated June 30, 2017, issued by the Company in favor of RedDiamond (the "**Note**"). Capitalized terms used and not defined herein shall have the meanings set forth in the Note.

WITNESSETH:

WHEREAS, the Company initially issued the Note to RDW Capital, LLC, which they assigned to RedDiamond on June 30, 2017; and

WHEREAS, the Company and RedDiamond wish to amend certain provisions of the Note in order to facilitate the restructuring of the Company's capitalization structure, including its outstanding liabilities; and

NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and RedDiamond agree as follows:

1. NOTE

1.1 By signing below, the Company and RedDiamond consent to the amendment of the Note in accordance with Section IV.3 of the Note. The following are hereby amended:

(a) The first sentence of Section I.5 of the Note is hereby deleted and replaced with the following:

"The maturity date shall occur on December 31, 2020 (the "**Maturity Date**") or sooner by reason of an Event of Default or required payment in accordance with the terms of this Note. Upon the closing of a Qualified Financing by the Company, the Company shall use a portion of the proceeds thereof to repay not less than half of the obligations then owing pursuant to the Note. "Qualified Financing" shall mean an offering of equity or equity linked securities by the Company which results in gross proceeds to the Company of at least $4,000,000."

(b) The conversion provisions contained in Article II shall be suspended and shall not be exercisable beginning as of the date of this Agreement. The conversion provisions contained in this Agreement shall be reinstated and become exercisable upon the occurrence of an Event of Default. The parties agree that it shall be considered an Event of Default under the Note if the Company shall consummate any new offering of equity or equity linked securities containing a conversion or exercise price which is variable based upon the market trading price of the Company's securities.

2. MISCELLANEOUS

2.1 The Note, as expressly amended by this Agreement, is hereby ratified and confirmed in all respects, shall remain in full force and effect and shall, together with this Agreement, be read and construed as a single document.

2.2 The Company hereby covenants and agrees that within 60 days of the date hereof, the Company shall become current, and will thereafter also remain current, in its reporting obligations in accordance with Rule 144(c) of the Securities Act of 1933, as amended. Any failure by the Company to become current and remain current in accordance with this paragraph shall be considered an Event of Default.

2.3 Any prior or existing Event of Default under the Note is hereby waived in its entirety as though such default never occurred. The foregoing waiver shall not preclude the Purchaser in the future from exercising any available right, power or privilege under the Note, including Events of Default arising after the date hereof.

2.4 This Agreement and the rights and obligations of the parties hereunder and the parties subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without giving effect to any contrary result otherwise required under applicable choice of law principles.

2.5 This Agreement may be executed in any number of counterparts, any of which need not contain the signature of more than one party, but all of which shall together constitute one and the same instrument. Upon the due execution and delivery of this Agreement by the parties hereto, this Agreement shall be authorized and approved in accordance with the terms of the Note, and shall be binding upon the parties to the Note and their respective heirs, successors, and permitted assigns. The execution and delivery of this Agreement by facsimile or as a ".pdf" shall be deemed for all purposes to be enforceable as an original.

[*Signature page follows*]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

REDDIAMOND PARTNERS LLC

By: ______________________

Name: John DeNobile

Title: Managing Member

TRANSPORTATION AND LOGISTICS SYSTEMS, INC. (FORMERLY KNOWN AS PETROTERRA CORP.)

By: ______________________

Name: Steven Yariv

Title: CEO

384069